UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 10, 2018

Esquire Financial Holdings,  Inc.

(Exact name of the registrant as specified in its charter)

Maryland	001-38131	27-5107901
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

100 Jericho Quadrangle, Suite 100
Jericho, New York	11753
(Address of principal executive offices)	(Zip Code)

(516)  535-2002

(Registrant’s telephone number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Esquire Financial Holdings, Inc. (the “Company”) and Esquire Bank, National Association (the “Bank”), the wholly-owned bank subsidiary of the Company, promoted Eric S. Bader to Chief Operating Officer effective as of December 10, 2018.  Mr. Bader will remain as Executive Vice President and Corporate Secretary at both the corporate and bank levels.  Mr. Bader, age 42, has served as the Executive Vice President and Chief Financial Officer of the Company and the Bank from February 2011 to December 2018.  From January 2009 to February 2011, Mr. Bader served as Senior Vice President and Chief Financial Officer of the Company and the Bank.  Mr. Bader is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

Additionally, the Board of Directors of the Company and the Bank appointed Michael Lacapria as its new Chief Financial Officer and Senior Vice President effective as of December 10, 2018.  Mr. Lacapria, age 40, has more than 18 years of experience in the financial services industry.  Most recently, Mr. Lacapria served as the Chief Financial Officer of Deutsche Bank Trust Corporation, where he managed a finance team of approximately 70 people across three U.S. locations and was responsible for all U.S. legal entity external financial reporting.  From 2014 to 2016, Mr. Lacapria served in various positions at Cantor Fitzgerald, including as a Director and head of the accounting and finance function for Cantor Commercial Real Estate.  From 2000 to 2014, Mr. Lacapria served in various management capacities for KPMG’s financial services group in New York, including serving as the senior manager on several global audits for multinational public investment banking clients.  Mr. Lacapria is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Securities and Exchange Commission Regulation S-K.

A copy of the press release announcing the promotion and appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 11, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ESQUIRE FINANCIAL HOLDINGS, INC.

Dated: December 11, 2018	By:/s/ Andrew C. Sagliocca
Andrew C. Sagliocca
President and Chief Executive Officer